Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events

Note 13 – Subsequent events

The Company has assessed all events from December 31, 2022, up through April 27, 2023, which is the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements other than events detailed below.

On March 23, 2023, the Company completed its initial public offering. In this offering, the Company issued 2,800,000 Ordinary Shares at a price of US$4.00 per share. The Company received gross proceeds in the amount of US$11.2 million before deducting any underwriting discounts or expenses. The Ordinary Shares began trading on March 21, 2023 on the Nasdaq Capital Market under the ticker symbol “OMH”.